EXHIBIT 4
COMMON STOCK
GREENVILLE FEDERAL FINANCIAL CORPORATION
CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA
THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED.
This Certifies that

Is the owner of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
PAR VALUE $.01 PER SHARE OF
GREENVILLE FEDERAL FINANCIAL CORPORATION transferable only on the books of Greenville Federal Financial Corporation by the holder of record hereof, in person or by the holder’s duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Corporation’s transfer agent.
IN WITNESS WHEREOF, the Corporation has caused this certificate to bear the facsimile signatures of its duly authorized officers.

DATED
[Seal]

	Susan J. Allread		David M. Kepler
	Secretary		President and Chief Executive Officer

[Seal]

Countersigned:
ILLINOIS STOCK TRANSFER COMPANY
(Chicago, Illinois)
Transfer Agent
Authorized Signature

GREENVILLE FEDERAL FINANCIAL CORPORATION
The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class that the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the Secretary of the Corporation.
Keep this certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation may require a bond of indemnity as a condition to the issuance of a replacement certificate.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT	-	as tenants by the entireties		(Cust) (Minor)
JT TEN	-	as joint tenants with right
		of survivorship		under Uniform Gifts to Minors
		not as tenants in common		Act
(State)
			UNIF TRF MIN ACT	Custodian (until age___)
(Cust)

under Uniform Transfers
(Minor)
to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For Value Received,                                          hereby sell, assign and transfer unto

SOCIAL SECURITY OR TAXPAYER      PLEASE PRINT OR TYPE — NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE IDENTIFICATION NUMBER

                                                                                                                                    SHARES

SOCIAL SECURITY OR TAXPAYER      PLEASE PRINT OR TYPE — NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE IDENTIFICATION NUMBER

                                                                                                                                    SHARES

of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                                                                                                         Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

Signature(s)

Signature(s)

NOTICE: THE SIGNATURE(S) ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
IMPORTANT
A NOTARY SEAL IS NOT ACCEPTABLE. THE
SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
SUCH AS A COMMERCIAL BANK, TRUST COMPANY,
SAVINGS AND LOAN, CREDIT UNION OR BROKER
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM, PURSUANT TO
SEC RULE 17AS-15.